UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 5, 2009

Date of Report (Date of earliest event reported)

Commission File Number: 0-51414

Lucas Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada, United States

(State or other jurisdiction of incorporation or organization)

98-0417780

(I.R.S. Employer ID Number)

6800 West Loop South, Suite 415, Bellaire, Texas 77401

(Address of principal executive offices) (Zip code)

(713) 528-1881

(Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2009, the Board of Directors of Lucas Energy, Inc. (the "Company") accepted the resignation of James J. Cerna from his positions as director and Chairman of the Board of Directors. Mr. Cerna’s resignation was not the result of any disagreements with the Company of any kind. Additionally, the Company’s Board of Directors voted to appoint Fred Hofheinz to replace Mr. Cerna as the Company’s Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2009

LUCAS ENERGY, INC.

/s/ William Sawyer
William Sawyer
President and Chief Executive Officer